Exhibit 32.1
STATEMENT OF CHIEF EXECUTIVE OFFICER OF
HLTH CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report of HLTH Corporation (“HLTH”) on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin J. Wygod, Acting Chief Executive Officer of HLTH, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HLTH.

Dated: February 27, 2009	/s/ Martin J. Wygod Martin J. Wygod
Acting Chief Executive Officer

The foregoing certification is being furnished to accompany HLTH’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Report”) solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed as part of the Report or as a separate disclosure document and shall not be deemed incorporated by reference into any other filing of HLTH that incorporates the Report by reference. A signed original of this written certification required by Section 906 has been provided to HLTH and will be retained by HLTH and furnished to the Securities and Exchange Commission or its staff upon request.